Payment Date: 12/26/97

                   COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-1

Class Information                                                 Current Payment Information

----------------------------------------------------------------------------------------------------------------------------
                      Beginning      Pass Thru    Principal      Interest        Total       Interest    Ending Certificate
Class Code    Name    Cert. Bal.       Rate       Dist. Amt.     Dist. Amt.       Dist.      Shortfalls        Balance
----------------------------------------------------------------------------------------------------------------------------
   2343        A-1  152,574,088.31   5.918750%    4,177,338.81    777,624.57   4,954,963.38     0.00       148,396,749.50
   2344        A-2   27,169,334.90   5.798750%    2,097,631.64    135,666.49   2,233,298.13     0.00        25,071,703.26
   2345        A-3   35,000,000.00   6.675000%            0.00    194,687.50     194,687.50     0.00        35,000,000.00
   2346        A-4   14,677,000.00   6.950000%            0.00     85,004.29      85,004.29     0.00        14,677,000.00
   2348        A-5   15,623,000.00   7.225000%            0.00     94,063.48      94,063.48     0.00        15,623,000.00
----------------------------------------------------------------------------------------------------------------------------
  Totals       --   245,043,423.21                6,274,970.45  1,287,046.33   7,562,016.78     0.00       238,768,452.75
----------------------------------------------------------------------------------------------------------------------------

Class Information  Original Certificate Information                  Factors per $1,000

----------------------------------------------------------=============================================
                     Original      Pass Thru     Cusip      Principal     Interest          Ending
  Type     Name     Cert. Bal.       Rate       Numbers       Dist.        Dist.          Cert. Bal
----------------------------------------------------------=============================================
 Floater    A-1   183,000,000.00   5.918750%   126671AD8   22.82698806   4.24931458       810.91119943
 Floater    A-2    40,700,000.00   5.798750%   126671AE6   51.53886087   3.33332897       616.01236508
  Fixed     A-3    35,000,000.00   6.675000%   126671AF3    0.00000000   5.56250000      1000.00000000
  Fixed     A-4    14,677,000.00   6.950000%   126671AG1    0.00000000   5.79166667      1000.00000000
  Fixed     A-5    15,623,000.00   7.225000%   126671AH9    0.00000000   6.02083333   54.0588235294118
----------------------------------------------------------=============================================
Totals      --    289,000,000.00       --         --       21.71270052   4.45344750    826.18841783492
----------------------------------------------------------=============================================

                                                          Payment Date: 12/26/97

                    ----------------------------------------
                    COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-1
                    ----------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

              Group 1
              -------
Beginning Principal Balance                                       156,711,281.34
Scheduled Principal Payment                                            84,352.40
Prepayment Amount                                                   3,805,805.56
Ending Principal Balance                                          152,608,459.19

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          138,581.83
Required Subordinated Amount                                        4,211,709.69
Subordinated Amount                                                 4,211,709.69
Carry-Forward Amount                                                      382.21
Insured Payment                                                             0.00

              Group 2
              -------
Beginning Principal Balance                                        94,981,706.00
Scheduled Principal Payment                                           151,056.61
Prepayment Amount                                                   1,398,169.33
Ending Principal Balance                                           93,432,480.06

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          265,070.80
Required Subordinated Amount                                        5,512,058.33
Subordinated Amount                                                 3,060,776.80
Carry-Forward Amount                                                        0.00
Insured Payment                                                             0.00

--------------------------------------------------------------------------------
                                 FEES & ADVANCES
--------------------------------------------------------------------------------

Monthly master servicer fees paid
              Group 1                                                  62,477.41
              Group 2                                                   1,491.98

Advances included in this distribution
              Group 1                                                 115,721.12
              Group 2                                                  28,729.87

--------------------------------------------------------------------------------
                    CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT
--------------------------------------------------------------------------------

Amount paid                                                                 0.00
Amount remaining                                                            0.00

--------------------------------------------------------------------------------
                       LIQUIDATION AND LOSSES INFORMATION
--------------------------------------------------------------------------------

                                                                Group 1  Group 2
                                                             ----------  -------
Liquidated Loan #                                               4876470        0
  Stated Principal Balance                                    51,749.65     0.00
  Realized Losses                                             15,007.93     0.00

Liquidated Loan #                                               5769939        0
  Stated Principal Balance                                   105,925.02     0.00
  Realized Losses                                                  0.00     0.00

Liquidated Loan #                                               5808806        0
  Stated Principal Balance                                    54,989.52     0.00
  Realized Losses                                             49,057.24     0.00

Aggregate Stated Principal Balance of all Liquidated Loans   212,664.19     0.00

Total realized losses (this period)                           64,065.17
Cumulative losses (from Cut-Off)                             141,734.08

--------------------------------------------------------------------------------
                         GROUP 1 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

                      Period                Loan Count     Ending Stated Balance
                      ------                ----------     ---------------------
                     1 month                        90              8,306,307.30
                     2 months                       33              2,988,181.26
                    3+ months                       18              1,750,168.51
                      Totals                       141             13,044,657.07

--------------------------------------------------------------------------------
                         GROUP 2 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

                      Period                Loan Count     Ending Stated Balance
                      ------                ----------     ---------------------
                     1 month                        32              1,726,492.27
                     2 months                        7                300,111.85
                    3+ months                       12                773,645.75
                      Totals                        51              2,800,249.87

--------------------------------------------------------------------------------
                              TOTAL REO INFORMATION
--------------------------------------------------------------------------------

                                                        Group 1         Group 2
                                                     -----------     -----------
Total Number of REO Properties                                 3               1
Total Principal Balance of REO Properties             152,750.00       24,000.00

--------------------------------------------------------------------------------
                               NEW REO INFORMATION
(Mortgage Loans that became REO Properties during the preceding calendar month)
--------------------------------------------------------------------------------

                          Loan Number      Loan Group   Stated Principal Balance
                          -----------      ----------   ------------------------
                              5077387         Group 1                  45,500.00
                                    0         Group 2                       0.00